Offerings - Offering: 1	Sep. 15, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.750% Subordinated Notes (Subordinated Deferrable Interest Notes)Due September 15, 2055
Amount Registered	6,459,000
Proposed Maximum Offering Price per Unit	1.00000
Maximum Aggregate Offering Price	$ 6,459,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 988.87
Offering Note	None